Exhibit 10.14

AMENDMENT NO. 2 TO NOTE AGREEMENT

THIS AMENDMENT NO. 2 TO NOTE AGREEMENT (this “Amendment”) is entered into as of February 1, 2006 by and between ST. LOUIS POST-DISPATCH LLC, a Delaware limited liability company (the “Company”), and the undersigned holders of Notes (as hereinafter defined).

Recitals

A. The Company entered into that certain Note Agreement dated as of May 1, 2000, as amended by Amendment No. 1 to Note Agreement dated as of November 23, 2004 (as so amended and as the same may be further amended, restated, supplemented or otherwise modified from time to time, the “Note Agreement”), with the several Purchasers listed in the Purchaser Schedule attached thereto, pursuant to which the Company issued and sold to such Purchasers the Company’s 8.05% Senior Notes due April 28, 2009, in the aggregate principal amount of $306,000,000 (together with any such promissory notes that may have been issued in substitution or exchange therefor prior to the date hereof, the “Notes”).

B. The Guarantor of the Note Agreement was acquired by Lee Enterprises, Incorporated, a Delaware corporation (“Lee”), on June 3, 2005.

C. As of the Effective Date (as hereinafter defined), the undersigned holders of Notes together hold at least 51% of the aggregate outstanding principal amount of the Notes, and therefore constitute the Required Holder(s) (as defined in the Note Agreement) for purposes of this Amendment.

D. The Company desires to make certain amendments and modifications to the Note Agreement, as set forth in this Amendment, and the undersigned holders of Notes, subject to the terms and conditions set forth herein, are willing to agree to such amendments and modifications.

NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Definitions. Capitalized terms used and not otherwise defined herein shall have the respective meanings ascribed to them in the Note Agreement.

2. Amendments to Paragraph 5A (Financial Statements).

(a) Clause (i) of paragraph 5A of the Note Agreement is amended by deleting such clause in its entirety and replacing it with the following:

“(i) as soon as practicable and in any event within 45 days after the end of each quarterly period (other than the last quarterly period) of Lee in each fiscal year, a consolidating and consolidated statement of income and a consolidated statement of cash flows of the Guarantor and its Subsidiaries (including the Company) for the period from the beginning of the current fiscal year to the end of such quarterly period, and a consolidating and consolidated balance sheet of the Guarantor and its Subsidiaries

(including the Company) as at the end of such quarterly period, setting forth in each case in comparative form figures for the corresponding period in the preceding fiscal year (if applicable, in the case of the Company and its Subsidiaries), all in reasonable detail and certified by an authorized financial officer of Lee, subject to changes resulting from year-end adjustments;”

(b) Clause (ii) of paragraph 5A of the Note Agreement is amended by deleting such clause in its entirety and replacing it with the following:

“(ii) as soon as practicable and in any event within 90 days after the end of each fiscal year of Lee, a consolidating and consolidated statement of income and a consolidating and consolidated balance sheet of the Guarantor and its Subsidiaries (including the Company) as at the end of such year and consolidated statements of cash flows and stockholders’ equity of the Guarantor and its Subsidiaries (including the Company) for such year, setting forth in each case in comparative form corresponding consolidated figures from the preceding annual audit, all in reasonable detail and satisfactory in scope to the Required Holder(s) and, as to the consolidated statements, audited by independent public accountants of recognized standing selected by the Guarantor whose opinion shall be in scope and substance satisfactory to the Required Holder(s) and, as to the consolidating statements, certified by an authorized financial officer of Lee;”

3. Amendment to Paragraph 10B (Other Terms). Paragraph l0B of the Note Agreement is amended by adding the following new definition in the appropriate alphabetical position therein:

““Lee” shall mean Lee Enterprises, Incorporated, a Delaware corporation.”

4. Representations and Warranties of the Company. The Company hereby represents and warrants as follows:

(a) Organization; Power and Authority; Enforceability. The Company is a limited liability company duly organized and validly existing in good standing under the laws of the State of Delaware. The Company has all requisite limited liability company power to execute and deliver this Amendment and to perform its obligations under this Amendment and the Note Agreement as amended hereby. The execution and delivery by the Company of this Amendment and the performance by the Company of its obligations under this Amendment and the Note Agreement as amended hereby have been duly authorized by all requisite limited liability company action on the part of the Company. The Company has duly executed and delivered this Amendment, and this Amendment and the Note Agreement as amended hereby constitute the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their terms.

(b) No Default or Event of Default. No Default or Event of Default exists, either before or immediately after giving effect to this Amendment.

(c) No Material Adverse Change. Since December 26, 2004, there has been no material adverse change in (i) the business, condition or operations (financial or otherwise) of the

Company and its Subsidiaries, (ii) the ability of the Guarantor to perform its obligations under the Guaranty Agreement or the ability of the Company to perform its obligations under the Note Agreement or the Notes or (iii) the validity or enforceability of the Note Agreement, the Guaranty Agreement or the Notes.

5. Conditions to Effectiveness. This Amendment shall become effective, as of the date first written above (the “Effective Date”), upon satisfaction of the following conditions precedent:

(a) The undersigned holders of Notes shall have received the following, each in form and substance satisfactory to such holders, in their sole discretion, duly executed and delivered by each of the parties thereto:

(i) a counterpart of this Amendment; and

(ii) Amendment No. 4 to Guaranty Agreement, dated as of even date herewith, with respect to the Guaranty Agreement.

(b) The representations and warranties of the Company contained in this Amendment and the Note Agreement shall be true on and as of the Effective Date (except for those which expressly relate to an earlier date, which shall be true on and as of such earlier date).

6. Miscellaneous.

(a) References to Note Agreement. Upon and after the date of this Amendment, each reference to the Note Agreement in the Note Agreement, the Guaranty Agreement, the Notes or any other instrument or agreement entered into in connection therewith or otherwise related thereto shall mean and be a reference to the Note Agreement as amended by this Amendment.

(b) Ratification and Confirmation. Except as specifically amended herein, the Note Agreement shall remain in full force and effect, and is hereby ratified and confirmed.

(c) No Waiver. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any holder of Notes, nor constitute a waiver of any provision of the Note Agreement, the Guaranty Agreement, any Note or any other instrument or agreement entered into in connection therewith or otherwise related thereto.

(d) Expenses. The Company agrees to pay promptly, or to cause the Guarantor to pay promptly, all expenses of the holders of Notes related to this Amendment and all matters contemplated hereby, including, without limitation, all fees and expenses of the holders’ special counsel.

(e) GOVERNING LAW. THIS AMENDMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAW OF THE STATE OF NEW YORK.

(f) Guarantor Consent. Notwithstanding that such consent is not required under the Guaranty Agreement, the Guarantor consents to the execution and delivery of this Amendment by the parties hereto. As a material inducement to the undersigned holders of Notes to amend the Note Agreement, the Guarantor (i) acknowledges and confirms the continuing existence, validity and effectiveness of the Guaranty Agreement and (ii) agrees that the execution, delivery and performance of this Amendment shall not in any way release, diminish, impair, reduce or otherwise affect its obligations under the Guaranty Agreement.

(g) Counterparts. This Amendment may be executed in counterparts (including those transmitted by facsimile), each of which shall be deemed an original and all of which taken together shall constitute one and the same document. Delivery of this Amendment may be made by facsimile transmission of a duly executed counterpart copy hereof.

[The remainder of this page is intentionally left blank; signature pages follow]

IN WITNESS WHEREOF, the undersigned have caused this Amendment to be executed and delivered by their duly authorized officers as of the date first above written.

ST. LOUIS POST-DISPATCH LLC

By:	/s/ CARL G. SCHMIDT
Name:	CARL G. SCHMIDT
Title:	MANAGING MEMBER

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

By:	/s/ Brian Lemons
Vice-President

AMERICAN GENERAL LIFE INSURANCE COMPANY AIG ANNUITY INSURANCE COMPANY AIG EDISON LIFE INSURANCE COMPANY

By:	AIG Global Investment Corp., Investment Advisor

	By:	/s/ Peter DeFazio
	Name:	Peter DeFazio
	Title:	Vice President

FIRST COLONY LIFE INSURANCE COMPANY

By:	/s/ John R. Endres
Name:	John R. Endres
Title:	Investment Officer

Signature page to Amendment No. 2 to Note Agreement

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

By:	/s/ Howard Stern
Name:	Howard Stern
Its Authorized Representative

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY, for its Group Annuity Separate Account

By:	Northwestern Investment Management Company

By:	/s/ Howard Stern
Name:	Howard Stern
Its Managing Director

PACIFIC LIFE INSURANCE COMPANY

By:	/s/ Cathy L. Schwartz
Name:	Cathy L. Schwartz
Title:	Assistant Vice President

By:	/s/ Diane W. Dales
Name:	Diane W. Dales
Title:	Assistant Secretary

Agreed and acknowledged for the purposes specified in Section 6(f).

PULITZER INC.

By:	/s/ CARL G. SCHMIDT
Name:	CARL G. SCHMIDT
Title:	TREASURER

Signature page to Amendment No. 2 in Note Agreement